SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         SOUTHCOAST FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        SOUTHCOAST FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Southcoast Financial Corporation will be held at The Harbour Club, 35 Prioleau Street, Charleston, South Carolina, on Thursday, April 8, 2004, at 10:00 a.m., for the following purposes:

     (1)  To elect two directors to each serve a three year term; and

     (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on February 27, 2004, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included herewith is the Company's 2004 Proxy Statement. Also included is the Company's 2003 Annual Report to Shareholders.

                                      By Order of the Board of Directors



March 19, 2004                        Robert M. Scott
                                      Secretary

                        SOUTHCOAST FINANCIAL CORPORATION
                           530 Johnnie Dodds Boulevard
                       Mt. Pleasant, South Carolina 29464
                                 (843) 884-0504

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southcoast Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, April 8, 2004 at The Harbour Club, 35 Prioleau Street, Charleston, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about March 19, 2004. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal contact, including contact by telephone or other electronic means, by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2003, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to L. Wayne Pearson, Chairman, Southcoast Financial Corporation, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464 or by mailing to Mr. Pearson at Post Office Box 1561, Mt. Pleasant, South Carolina 29465, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.

                                QUORUM AND VOTING

      At the close of business on February 27, 2004, there were outstanding 2,682,791 shares of the Company's common stock (no par value) ( the "Common Stock"). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only stockholders of record at the close of business on February 27, 2004 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

      A majority of the shares entitled to be voted at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the Annual Meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the Annual Meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2005 Annual Meeting may do so by mailing them in writing to L. Wayne Pearson, Chairman, Southcoast Financial Corporation, Post Office Box 1561, Mt. Pleasant, South Carolina 29465 or by delivering them in writing to Mr. Pearson at the Company's main office, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464. Such written proposals must be received prior to November 20, 2004, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to February 3, 2005, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The table below shows information as of December 31, 2003 about persons known to management of the Company to be beneficial owners of 5% or more of the Company's common stock. This information was obtained from Schedules 13G filed by these entities with the Securities and Exchange Commission and the Company has not independently verified it.

                                               NUMBER OF             % SHARES
NAME AND ADDRESS                                SHARES              OUTSTANDING
----------------                                ------              -----------

Goldman Sachs Asset Management, L.P.           138,324                 5.5%
32 Old Slip
New York, New York 10005

Wellington Management Company, LLP             140,000                 5.6%
75 State Street
Boston, Massachusetts 02109

                        SECURITY OWNERSHIP OF MANAGEMENT

         The table below shows as to each director his name and the number and percentage of shares of the Company's common stock owned by him at March 1, 2004.

                                        NUMBER OF              % SHARES
NAME                                     SHARES               OUTSTANDING
----                                     ------               -----------

William A. Coates                        54,283(1)               2.01%
Paul D. Hollen, III                      72,625(2)               2.70%
L. Wayne Pearson                         79,436(3)               2.96%
Robert M. Scott                          53,497(4)               1.99%
James H. Sexton, Jr.                     33,431(5)               1.24%
James P. Smith                           43,175(6)               1.60%
                                        -------                  -----

All Directors, nominees
and executive officers
as a group (6 persons)                  336,447(7)              12.27%
------------------------
Except as noted, to the knowledge of management, all shares are owned directly with sole voting power.
(1)      Includes currently exercisable options to purchase 13,854 shares.
(2)      Includes currently exercisable options to purchase 5,295 shares.
(3)      Includes currently exercisable options to purchase 2,500 shares.
(4)      Includes currently exercisable options to purchase 11,455 shares.
(5)      Includes currently exercisable options to purchase 13,683 shares.
(6)      Includes currently exercisable options to purchase 12,933 shares.
(7)      Includes currently exercisable options to purchase 59,720 shares.

                              ELECTION OF DIRECTORS

         The Board of Directors has set the number of directors to serve after the Annual Meeting at six. At the Annual Meeting, two directors are to be elected to hold office for a term of three years, their terms expiring at the 2007 Annual Meeting of Shareholders. Directors serve until their successors are elected and qualified to serve. Pursuant to the bylaws of the Company, the Board of Directors acts as a nominating committee. The Board has nominated L. Wayne Pearson and Robert M. Scott to each serve a three year term. The nominees are currently directors of the Company. Any other nominations must be made in writing and given to the Secretary of the Company in accordance with the procedures set forth below under "--Committees of the Board of Directors."

         It is the intention of the persons named in the enclosed form of proxy to vote for the election of Messrs. Pearson and Scott as directors. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available by reason of any unforeseen contingency, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

Directors and Nominees

         Set forth below are the names, ages, positions with the Company, business experience for the past five years, and the date such persons first became a director, of the current directors of the Company, two of whom are also nominees for re-election as directors. Each director is also a director of the Company's wholly owned subsidiary, Southcoast Community Bank (the "Bank").

                                                                                                         Director
Name                          Age      Business Experience During Past Five Years                         Since
----                          ---      ------------------------------------------                         -----

         Nominees for the Board of Directors for terms of office to continue until the Annual Meeting of Shareholders of the Company in 2007:

L. Wayne Pearson              56       Chairman  and Chief  Executive  Officer of the  Company  and the       1998*
                                       Bank since June, 1998; Organizer of the Bank from October,  1997 to June,  1998;  private  investor,  from July, 1997 to October,
                                       1997;  President,  Lowcountry  Savings  Bank  from 1986 to July,
                                       1997.

Robert M. Scott               60       Executive  Vice  President  and Chief  Financial  Officer of the       1998*
                                       Company and the Bank since  June,  1998;  Organizer  of the Bank from October,  1997 to June, 1998;  Special  Projects,  Carolina
                                       First Bank from July,  1997 to  October,  1997;  Executive  Vice
                                       President and Chief Financial  Officer,  Lowcountry Savings Bank
                                       from April, 1996 to July, 1997; Chief Financial  Officer,  First
                                       Republic  Bank,  Philadelphia,  PA from January,  1995 to April,
                                       1996.

         Director whose term of office will continue until the Annual Meeting of Shareholders of the Company in 2006:

William A. Coates             54       Attorney,  Shareholder in Roe,  Cassidy,  Coates & Price,  P.A.,       1998*
                                       Greenville,  South Carolina  (attorneys)  since January 1, 2002;
                                       Attorney,  Shareholder  in Love,  Thornton,  Arnold  &  Thomson,
                                       P.A., Greenville, South Carolina (attorneys) 1980-2001.


         Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2005:

Paul D. Hollen, III           55       Executive  Vice  President and Chief  Operations  Officer of the       1998*
                                       Company  and the Bank  since June  1998;  Organizer  of the Bank from  October,  1997 to June 1998;  Special  Projects,  Carolina
                                       First Bank from July,  1997 to  October,  1997;  Executive  Vice
                                       President and Chief Operations Officer,  Lowcountry Savings Bank
                                       from 1994 to July, 1997.

James H. Sexton, Jr.          54       Dentist (private practice) since 1975.                                 1998*

James P. Smith                49       Regional Manager,  AIG American General  (insurance sales) since       1998*
                                       1993.

*Includes membership on the Board of Directors of Southcoast Community Bank prior to organization of the Company as a holding company for Southcoast Community Bank in 1999.

         Neither the director nominees nor any director nor any of the principal executive officers are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officers

         The executive officers of the Company are Messrs. Pearson, Hollen and Scott. They are all directors of the Company and information about their ages and business experience is set forth above.

Attendance at Meetings of the Board of Directors and Meetings of Shareholders

         During the last full fiscal year, ending December 31, 2003, the Board of Directors of the Company met five times. Each director attended a minimum of 75% of the total number of meetings of the Board of Directors and committees of which he was a member. The Bank's board of directors met twelve times in 2003.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, all of the Company's directors attended the annual meeting of shareholders.

Committees of the Board of Directors

Nominating Committee

         The Board of Directors does not presently have a separate nominating committee. Rather, the entire Board of Directors acts as a nominating committee. Based on the Company's size, the small geographic area in which it does business and the desirability of directors being a part of the communities served by the Company and familiar with the Company's customers, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Company does not have a Nominating Committee charter.

         In recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Board for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Company at the Company's address and must be received no later than January 15 in any year to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the committee's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Board as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 90 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 90 days prior to any meeting of Shareholders called for the election of Directors. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) any other information required by Regulation 14A under the Exchange Act. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

         Audit Committee

         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee appoints the independent accountants to audit the Company's annual financial statements, and provides general oversight of financial reporting and the adequacy of the internal controls of the Company. The Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with financial and control functions. The Audit Committee is comprised of Messrs. Sexton (Chairman), Coates and Smith. The Audit Committee met three times in 2003. The Audit Committee has a written charter, a copy of which is attached hereto as Appendix A. Each member of the audit committee is independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented.

         Compensation Committee

         The Compensation Committee reviews the compensation policies of the Company and recommends to the Board the compensation levels and compensation programs for the executive officers of the Company. Members of the Compensation Committee are Messrs. Smith (Chairman), Coates, and Sexton. The Compensation Committee met three times during 2003.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Southcoast Financial Corporation, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about compensation paid to the Chief Executive Officer and to the Executive Vice Presidents. No other officer of the Company was paid remuneration in excess of $100,000.

                           Summary Compensation Table

                                                                                     Number of
                                                                                    Securities
                                                      Annual Compensation(1)        Underlying
                                                      ----------------------          Options          All Other
Name and Principal Position               Year         Salary          Bonus          Awarded       Compensation(2)
---------------------------               ----         ------          -----          -------       ---------------

L. Wayne Pearson                          2003        $244,930       $150,000            -0-             $43,154
   Chairman and Chief
   Executive Officer
                                          2002         218,515         50,000            -0-              30,420
                                          2001         188,146         37,500            -0-              29,354

Robert M. Scott                           2003        $145,481        $64,750            -0-             $29,236
   Executive Vice President

                                          2002         135,195         25,875            -0-              27,824
                                          2001         121,923         22,500            -0-              23,771

Paul D. Hollen, III                       2003        $163,865        $78,500            -0-             $27,458
   Executive Vice President
                                          2002         145,640         32,500            -0-              25,864
                                          2001         125,385         25,000            -0-              24,002

---------------------
(1) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of Mr. Pearson's, Mr. Scott's or Mr. Hollen's salary plus bonus payments.
(2) Includes contributions by the Company to the Bank's 401(k) Plan on behalf of Mr. Pearson in the amounts of $11,041, $11,273 and $13,181 in 2001, 2002 and 2003 respectively; on behalf of Mr. Hollen in the amounts of $7,951, $8,894 and $10,194 in 2001, 2002 and 2003, respectively; and on behalf of Mr. Scott in the amounts of $7,892, $9,467 and $9,185 in 2001, 2002 and 2003, respectively. Also includes for Mr. Pearson - medical insurance of $3,750, $4,569, and $4,911 in 2001, 2002, and 2003, respectively, disability insurance of $3,378 in each of 2001, 2002, and 2003, and life insurance of $11,200 in 2001 and 2002, and $15,862 in 2003; for Mr. Scott - medical insurance of $2,819 and $2,976 in 2002 and 2003, respectively, disability insurance of $2,910 in each of 2001, 2002 and 2003, and life insurance of $13,200 in each of 2001, 2002 and 2003; for Mr. Hollen - medical insurance of $2,245, $2,819, and $2,976 in 2001, 2002, and 2003,
     respectively, disability insurance of $2,378 in each of 2001, 2002 and 2003, and life insurance of $11,200 in each of 2001, 2002 and 2003. In 2003 the Company adopted a program to pay death benefits to the designated beneficiaries of key employees of the Company including Messrs. Pearson, Scott and Hollen. The amount reported for 2003 also includes an amount equal to the assumed premium cost for an equivalent amount of term life insurance of $5,822, $965, and $710 for Messers. Pearson, Scott and Hollen, respectively.

                        Option Grants In Last Fiscal Year

         No  options  were   granted  to  the  persons   named  in  the  Summary
Compensation Table in 2003.

          Option Exercises and Year End Options Outstanding And Values

         The following table presents information about options held by the persons named in the Summary Compensation Table at December 31, 2003.

                                                               Number of Securities          Value of Unexercised
                                                              Underlying Unexercised             In-the-Money
                        Shares Acquired        Value             Options 12/31/03             Options 12/31/03(1)
         Name             on Exercise        Realized      Exercisable   Unexercisable    Exercisable   Unexercisable
         ----             -----------        --------      -----------   -------------    -----------   -------------

L. Wayne Pearson             20,334         $280,934           -0-            -0-                 -0-         -0-
Robert M. Scott               7,500         $103,875         8,955            -0-            $137,125         -0-
Paul D. Hollen, III          15,689         $217,293         2,795            -0-             $42,323         -0-

---------------
(1) Based on exercise prices ranging from $4.65 to $5.64 per share and assuming that the fair market value of the Company's common stock on December 31, 2003 was $20.04 per share.

Compensation of Directors

         During 2003, directors of the Company were paid an annual retainer of $5,000 plus $1,500 for each meeting of the Board of Directors attended. Directors of the Bank were paid $325 for each monthly meeting of the Bank's board of directors attended during 2003. In January, 2004, Company directors' fees were increased to $2,000 per meeting attended and the annual retainer was increased to $7,000. Bank directors' fees were increased to $375 per meeting attended for 2004.

Employment Agreements

         The Company has entered into employment agreements with its executive officers, Messrs. Pearson, Hollen and Scott. The contracts are for terms of three years with automatic one year extensions unless either party to the agreement gives notice at least 180 days before the end of the term that there will be no extension. The agreements provide for minimum annual salaries of
$250,000, $167,500 and $147,500 for Messrs. Pearson, Hollen and Scott, respectively. In addition to salary, the agreements provide for each officer to receive life, health and disability insurance benefits as well as salary continuation upon disability and other unspecified benefits provided under plans applicable to senior management officers and appropriate to their positions.

         The Company may terminate an officer under the terms of an agreement for cause, which includes, along with other grounds for termination, breach of the agreement by the officer, misconduct by the officer which is materially injurious to the Bank, becoming ineligible for coverage under the Bank's banker's blanket bond or being removed from office or prohibited from being affiliated with the Bank by the FDIC. The Company may also terminate the officer without cause but, if it does, it must continue to pay the officer and provide benefits.

         The agreements also provide that, if there has been a change of control of the Company or the Bank and the officer has had his position diminished or is required to relocate without his prior consent, the officer may terminate the agreement and receive his salary and benefits for three years after termination. Such payments may not exceed the amount which we may deduct for federal income tax purposes. Other provisions of the agreements require the officers to maintain the confidentiality of information obtained from the Company and prohibit each officer from competing with the Company or soliciting its customers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Extensions of Credit. The Company, in the ordinary course of its business, may make loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans, if made, are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2003 was $250,988. During 2003, there were no new loans made and repayments totaled $199,432.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and any representations made to the Company, all such reports for 2003 were filed on a timely basis.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee has selected Elliott Davis, LLC, Certified Public Accountants with offices in Greenville, South Carolina, to serve as the Company's independent certified public accountants for 2004. It is expected that representatives from this firm will be present and available to answer appropriate questions at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2003 and 2002, and for other services rendered during such years, on behalf of the Company and the Bank, as well as all out-of-pocket expenses incurred in connection with these services, which have been billed to the Company.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2002 and 2003, respectively, Elliott Davis, LLC billed the Company an aggregate of $24,000 and $26,900 for audit fees.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". These services include assistance with, and issuance of consents for, filings with the Securities and Exchange Commission and review of a registration statement related to the Company's 2003 stock offering. For the years ended December 31, 2002 and 2003, respectively, Elliott Davis, LLC billed the Company an aggregate of $1,065 and $20,500 for audit-related fees.

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation include fees billed for professional services related to federal and state tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning. For the years ended December 31, 2002 and 2003, respectively, Elliott Davis, LLC billed the Company an aggregate of $1,600 and $1,800 for tax fees.

All Other Fees

         All other fees include fees for all services other than those reported above. These services include agreed upon procedures, primarily Federal Home Loan Bank mortgage collateral verification and advice relating to executive benefit plan issues. For the years ended December 31, 2002 and 2003, respectively, Elliott Davis, LLC billed the Company an aggregate of $8,100 and $4,450 for all other fees.

         In making its decision to recommend ratification of its appointment of Elliott Davis, LLC as the Company's independent auditors for the fiscal year ending December 31, 2004, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Elliott Davis, LLC.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to limited exceptions for non-audit services described in
Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Committee at the first quarter Committee meeting. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2003, all audit and permitted non-audit services were pre-approved by the Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2003. The Audit Committee has discussed with the Company's independent auditors, Elliott Davis, LLC, the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Elliott Davis, LLC, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Elliott Davis, LLC, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

       J. H. Sexton, Chairman       W. A. Coates        J. P. Smith

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of stockholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's annual report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2003, free of charge by requesting such form in writing from L. Wayne Pearson, Chairman, Southcoast Community Bank, Post Office Box 1561, Mt. Pleasant, South Carolina 29465. Copies of the annual report on Form 10-KSB may also be downloaded from the Securities and Exchange Commission's website at www.sec.gov.

                                                                      Appendix A

                        SOUTHCOAST FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER

I.       Purpose

         The Audit Committee is appointed by the Board to assist the Board of Directors in monitoring and addressing: (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements for financial reporting; (3) the qualifications and independence of the Company's independent auditors; (4) the performance of the Company's internal audit function and external auditors.

II.      Membership

         The Audit Committee shall be composed of not less than two members or, if the Company no longer files reports under Regulation S-B of the Securities and Exchange Commission ("SEC"), not less than three members, appointed by the Board. All of the members of the Audit Committee shall satisfy the independence, experience and financial expertise requirements of Section 10A ("Section 10A") of the Securities Exchange Act of 1934 (the "Exchange Act"), and the listing standards of The Nasdaq Stock Market, Inc., and shall satisfy any other applicable regulatory requirements.

III.     Meetings and Orientation/Ongoing Training

         The majority of the members of the Audit Committee shall constitute a quorum. The action of a majority of those present at a meeting at which a quorum is present will be the act of the Audit Committee.

         Any action required to be taken at a meeting of the Audit Committee will nonetheless be deemed the action of the Audit Committee if all of the members executed, either before or after the action is taken, a written consent and the consent is filed with the Corporate Secretary.

         The Chair  will make  regular  reports to the Board of  Directors.  The
Audit  Committee  may  form  and  delegate   authority  to  subcommittees   when
appropriate.

         The Audit Committee will meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The Audit Committee will meet separately with management, the independent auditors and internal auditor at least quarterly.

         The Audit Committee may perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Board deems necessary or appropriate.

IV.      Responsibilities and Duties

         The Audit Committee is granted the authority to investigate any activity of the Company and its subsidiaries, and all employees are directed to cooperate as requested by members of the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a Committee meeting. The Audit
Committee has the authority to retain special legal, accounting or other consultants as it deems appropriate to advise the Audit Committee.

         In carrying out its responsibilities, the Board of Directors believes the policies and procedures of the Audit Committee should remain flexible, in order to best react to changing conditions. The Audit Committee will have the authority to:

     o Select, retain, determine funding for and when appropriate, terminate the Company's independent auditors.

     o Approve the fees and terms of all audit engagements and approve in advance all permissible non-audit engagements with the Company's independent auditors, as set forth in Section 10A.

     o Review the annual written statement from the independent auditor of the Company describing:

          -    the auditor's internal quality control procedures;

          - any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and

          - all relationships between the independent auditors and the Company, including each permissible non-audit service provided to the Company, consistent with Independence Standards Board Standard 1.

     o Review the qualifications, performance and independence of the lead partner of the independent auditor team and the audit firm itself. In making this review, the Audit Committee will take into account the assessments of management and the Company's internal auditors.

     o Evaluate whether it is appropriate to rotate the lead audit partner or the audit firm itself.

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit including any comments or recommendations of the independent auditors.

     o Review with the independent auditor any reports or communications required by or referred to in Statement of Auditing Standards No. 61, including any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          - Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management;

          -    Any changes required in the planned scope of the audit; and

          - Any accounting adjustments proposed by the auditor but passed as immaterial or otherwise.

     o Obtain from the independent auditors assurance that the annual audit was conducted in a manner consistent with Section 10A, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act.

     o    Review with  management and the  independent  auditors,  the Company's
          annual   audited   financial   statements   and  quarterly   financial
          statements, including:

          - the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation";

          -    major  issues  regarding   accounting   principles  and  auditing
               standards and financial statement presentation; and

          -    the  independent   auditor's  judgment  as  to  the  accuracy  of
               financial information, adequacy of disclosures and quality of the Company's accounting principles.

     o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting internal accounting controls or auditing matters;

     o Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

     o Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

     o Review with the independent auditors, the Company's internal auditors, and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and any special audit steps adopted in light of material control deficiencies, and make or review any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

     o Review the internal audit function of the Company, including the independence of the function, the ability of the function to raise issues to the appropriate level of authority, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. Review recommendations and findings of the internal auditors and management's responses.

     o Review disclosures made by the Company's chief executive officer and chief financial officer regarding compliance with their certification obligations under the Act, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof,

     o Conduct or authorize an appropriate review of any related-party transactions deemed significant by the Audit Committee.

     o Conduct or authorize an investigation of any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, such investigation is appropriate. Report to the Board of Directors the results of its investigation and make such recommendations, as it may deem appropriate.

     o Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     o    Review the Audit Committee's performance annually.

V.       Continuous Flow of Information to Audit Committee Members

         The Audit Committee shall have access to all relevant information necessary to carry out its responsibilities, including key operating reports of the Company. The Audit Committee shall, at its discretion, retain and determine funding for outside resources including advice and assistance from outside legal, accounting or other advisors to help review and assess such information.

         The function of the Audit Committee is oversight. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor.

VI.      Standard of Conduct

         The members of the Audit Committee shall perform their duties in accordance with the standard of conduct provided in Section 33-8-300 of the Code of Laws of South Carolina, 1976, as amended. In performing their duties they shall be entitled to the benefit of the "business judgment rule" and nothing in this Charter shall be interpreted to modify the statutory standard of conduct, limit the application of the business judgment rule or create any standard of conduct.

                                 [FORM OF PROXY]


                                      PROXY

                        SOUTHCOAST FINANCIAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS - April 8, 2004

         William A. Coates or James P. Smith, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on April 8, 2004, and at any adjournment thereof, as follows:

1.   ELECTION OF            FOR all nominees listed         WITHHOLD AUTHORITY
     DIRECTORS.             below   |_|                     to vote for all
                                                            nominees listed
                                                            below  |_|

         Three year terms:  L. Wayne Pearson and Robert M. Scott

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.



2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:          ,  2004          -----------------------------------------------


                                 -----------------------------------------------